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                                                                    EXHIBIT 23.3

                        WESTMARK REALTY ADVISORS L.L.C.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Los Angeles, California

November 19, 1996